14 August, 2026 Definitive Transaction Agreement between Skye Bioscience and Redx Pharma NASDAQ: SKYE Redx: Private UK Company

© 2 0 2 6 S ky e B io sc ie nc e , In c. S k y e I R e d x I D e fi n it iv e T ra n s a c ti o n I A u g u s t 2 0 2 6 2 Disclaimer Forward-Looking Statements "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and the accompanying slides and oral commentary (this “Presentation”), which have been prepared by Fibrx Therapeutics Ltd, a subsidiary of Redx Pharma Limited (the "Company"), are for informational purposes only, and shall not form the basis for or be relied on in connection with any investment decision with respect to the Company, Skye Bioscience, Inc. (“Skye”) or the combined company. This Presentation has not been independently verified and no reliance shall be placed on, and no representation or warranty, express or implied, or will be given by Skye, the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the truth, accuracy, completeness, fairness and reasonableness of the contents of this Presentation. This Presentation may not be all inclusive and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the combined company. The recipient agrees and acknowledges that (i) this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice, and (ii) the information contained in this Presentation is subject to change and any such changes may be material. Certain matters discussed in this Presentation may contain forward-looking statements that are, by their nature, subject to significant risks and uncertainties. Forward-looking statements can be identified by words such as “will,” “should,” “would,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “seek,” “estimate,” “potential” or the negative of these terms or other similar terms. Forward-looking statements in this Presentation include, but are not limited to, statements about: expectations with respect to the proposed Series A financing of the Company (the “Series A Financing”), expectations with respect to the proposed acquisition of the Company by Skye (the “Acquisition”) to be effected by way of a scheme of arrangement of the Company pursuant to Part 26 of the U.K. Companies Act 2006 (the “Scheme”) and the proposed concurrent financing, the structure and timing thereof, proceeds therefrom, the ability of the Company to consummate the Series A Financing, the ability of the parties to consummate the transactions and the expected post-closing ownership of the combined company; the pro forma value of the combined company; the combined company’s listing on Nasdaq after the closing of the Acquisition; the expected management team of the combined company; the combined company’s expected cash runway; the potential of the Company or Skye stockholders, as applicable, to receive consideration pursuant to the Contingent Value Rights (“CVRs”); the Company’s product candidates and the potential benefits thereof and potential new indications; the Company’s expectations with regard to the design and results of its research and development programs, preclinical studies, and clinical trials, including the timing and availability of data from such studies and trials; the potential for the Company’s portfolio to deliver clinical milestones across multiple programs with best-in-class potential; the potential market size and size of the potential patient populations for the Company’s product candidates and any future product candidates; and the Company’s business strategy. Such forward-looking statements reflect the current views of the Company’s management regarding future events; they are not guarantees of future performance. These forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Skye’s and the Company’s control. The Company’s and the combined company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that conditions to closing of the proposed transactions are not satisfied, including the failure to timely obtain requisite approvals of Skye’s stockholders for concurrent financing and the Acquisition, the requisite approvals of the Company’s shareholders in connection with the Scheme and the Acquisition and/or the sanction of the Scheme by the High Court of England and Wales; (ii) uncertainties as to the timing of the consummation of the Series A Financing and the ability of the Company to consummate the Series A Financing; (iii) uncertainties as to the timing of the consummation of the Acquisition and the ability of each of Skye and the Company to consummate the Acquisition; (iv) risks related to Skye’s ability to manage its operating expenses and its expenses associated with the Acquisition pending closing; (v) risks related to the failure or delay in obtaining required approvals from any governmental or regulatory entity necessary to consummate the Acquisition; (vi) the risk that as a result of adjustments to the exchange ratio, Skye’s stockholders and the Company’s stockholders could own more or less of the combined company than is currently anticipated; (vii) risks related to the market price of Skye’s common stock relative to the value suggested by the exchange ratio; (viii) unexpected costs, charges or expenses resulting from the proposed transactions; (ix) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; (x) the uncertainties associated with the Company’s product candidates and platform technologies, as well as risks associated with the clinical development and approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (xi) risks related to the inability of the combined company to obtain sufficient additional financing to continue to advance these product candidates and its preclinical programs; (xii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xiii) risks of failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiv) risks associated with the possible failure to realize certain anticipated benefits of the proposed Acquisition, including with respect to future financial and operating results; (xv) the risk that the Series A financing and/or the concurrent financing is not consummated; (xvi) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement and any agreements entered into in connection therewith; and (xvii) the possibility that holders of CVRs may never receive any proceeds therefrom. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Skye’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, each filed with the Securities and Exchange Commission (the “SEC”), and in other filings that Skye makes and will make with the SEC in connection with the proposed transactions, including the Proxy Statement referenced below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Each of the Company and Skye expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with regard thereto or any change in events, conditions or circumstances on which such statements are based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in Skye or the Company. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or ® or © symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, trade names and copyrights. Important Information and Where to Find It In connection with the proposed transaction merger of between Redx Pharma Limited (“Redx”) by and Skye Bioscience, Inc. (“Skye” or the “Company”) (the “Transaction”), the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to the Company’s stockholders. The Company may also file other documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or the Company’s website at https://ir.skyebioscience.com/sec-filings/all-sec-filings.

© 2026 Skye Bioscience, Inc.

Disclaimer

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transaction, the Financing, or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The offer and sale of the Skye securities to be issued in the proposed Transaction and the proposed PIPE Financing and of the Redx securities to be issued in the proposed Series A financing have not been registered under the Securities Act and applicable state or other jurisdictions' securities laws.

Participants in the Solicitation

Skye and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Skye's directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in (i) Skye's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026, (ii) Skye's definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 16, 2026, (iii) Skye's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, which was filed with the SEC on May 11, 2026, and (iv) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Skye in connection with the proposed Transaction. To the extent holdings of Skye's securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and the Company's website at https://ir.skyebioscience.com/sec-filings/all-sec-filings.

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Speakers and Agenda



Punit Dhillon
CEO
skye



Lisa Anson
CEO
Redx

Agenda

- Introduction
- Strategic Rationale & Key Transaction Terms
- Redx Overview
- Lead program – RXC008
- Timetable & Next Steps

© 2026 Skye Bioscience, Inc.
Skye | Redx | Definitive Transaction | August 2026
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© 2026 Skye Bioscience, Inc.

A Merger That Creates Value for Skye Shareholders

skye + Redx

COMBINE

NEW COMPANY

Fibrx

- The combined company will be led by Lisa Anson as CEO, and the current Redx management team.
- The combined company is expected to be funded into 2029 through a concurrent financing totaling $125 million.
- Legacy Skye shareholders to receive CVR entitling them to 90% of net cash proceeds from monetization of nimacimab.

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© 2026 Skye Bioscience, Inc.

Pro Forma Capitalization Table

		Shares Outstanding / Issued	Implied Valuation (in millions)	Ownership in Pro Forma Company[1]
Skye	**Shares outstanding** (including shares underlying options, warrants, and restricted stock units)	50,254,721	$14.5	5.38%
Redx	**Shares outstanding** (including Series A shares and shares underlying options)	558,191,980	$161.0	59.75%
Concurrent Financing	**Shares outstanding** (including shares underlying warrants)	325,789,219	$89.0	34.87%
Total		934,235,920	$264.5	

[1] Takes into account additional warrants to be issued in connection with concurrent financing
Estimated post-closing capitalization based on information as of the signing of the proposed transaction and concurrent financing
Shares outstanding calculated on a fully-diluted basis
Skye shares outstanding include shares granted in connection with financial advisor fee
Pro forma ownerships based on fully diluted shares outstanding

Skye I Redx I Definitive Transaction I August 2026
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A Disciplined Capital Decision – Value Preserved for Shareholders

Phase 2a: CBeyond data

- Nimacimab well tolerated; safety profile in line with placebo
- No increase in GI or neuropsychiatric adverse events
- With semaglutide: clinically meaningful additional weight loss vs. semaglutide alone

The landscape has moved

- New oral GLP-1 options advancing
- Highly efficacious combination and triple agonists emerging
- The target product profile needed to compete has shifted

Our capital decision

- Discontinue the CBeyond trial and pause development rather than funding the next phase of development
- Engaged a financial advisor to evaluate strategic options

A capital decision — not a biology conclusion

We believe this transaction reflects how best to deploy Skye's capital in a changed market — not a conclusion about the underlying biology of nimacimab.

CONTINGENT VALUE RIGHT

90%

Pre-transaction Skye shareholders receive a CVR to 90% of net proceeds, if any, from any monetization of nimacimab and its IP within 12 months of closing.

© 2026 Skye Bioscience, Inc.

Skye | Redx | Definitive Transaction | August 2026

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Redx Leadership Team with Extensive Industry Experience will Transition to Lead Fibrx Therapeutics

Redx



Lisa Anson

CEO
Experienced and high-profile leader, former President of AstraZeneca UK,
>25 years in biotech and global pharma



Peter Collum

CFO
Experienced finance and strategy executive >25 years in biopharma including 17 years in life sciences investment banking



Dr Cliff Jones

CTO
>25 years experience across all phases of drug discovery and extensive experience in intellectual property strategies



Dr Caroline Phillips

CSO
Experienced scientific leader
>25 years experience in drug discovery and early clinical development



Dr. Mei-Lun Wang M.D

CMO
> 25 years combined industry and academic experience as a physician - scientist focused on Immunology with deep expertise in Gastroenterology, and Pediatric Gastroenterology

Proven track record

- Six Redx molecules have progressed into clinical development
- pirtobrutinib (Jaypirca)* approved

Smart targets and deal execution

- Non-core partnerships have yielded $100M with potential future economics

Extensive Industry Experience

AstraZeneca, Pfizer, Roche, GSK, Janssen Immunology, Bank of America, MTS Health Partners

*The asset was subsequently sold to Loxo Oncology, now part of Eli Lilly, Redx has no remaining economic interest

Skye I Redx I Definitive Transaction I August 2026 8

Fibrx Therapeutics: A New Pure-Play Fibrosis Biotech from Redx Pharma Pipeline

Redx

Novel Anti-Fibrotic Assets in High Unmet Need Indications with Significant Commercial Potential

Target/product	Indication	Research	Preclinical	Phase 1	Phase 2	Status
GI-restricted pan-ROCK Inhibitor (RXC008)	**Fibrostenotic Crohn's disease (FSCD)**					Phase 2 FPFD expected **2026**
Discoidin Domain Receptor (DDR) Inhibitor Program	**Kidney, lung and liver fibrosis**					IND/CTA submission expected **2027**
Selective ROCK2 Inhibitor* (Zelasudil, RXC007)	**Idiopathic pulmonary fibrosis, Interstitial lung disease**					Phase 2a Data Reported **2025**
	MASH, Cancer-associated fibrosis					**Phase 1b/2 ready**

** program to be funded via future transaction or partnered. Not included in use of proceeds for Series A / PIPE Financing.*

Fibrosis is a Silent Killer - Up to **35% of global mortality** directly and indirectly related to fibrotic diseases[1,2] **- Few anti-fibrotic therapies exist**

Fibrosis driven disease occurs in every major organ when chronic injury or inflammation leads to excessive scar tissue[1,2] (collagen and extracellular matrix) - **Characteristic of multiple chronic diseases incl. IBD, MASH, IPF, CKD and SSc**

(1) Rieder, F., Nagy, L.E., Maher, T.M. et al. Fibrosis: cross-organ biology and pathways to development of innovative drugs. Nat Rev Drug Discov (2025). https://doi.org/10.1038/s41573-025-01158-9.
(2) Mutsaers, H.A.M., Merrild, C., Nørregaard, R. et al. The impact of fibrotic diseases on global mortality from 1990 to 2019. J Transl Med 21, 818 (2023). https://doi.org/10.1186/s12967-023-04690-7

Skye I Redx I Definitive Transaction I August 2026

DDR: Discoidin Domain Receptor; ROCK: Rho-associated coiled-coil protein kinase; IBD: Inflammatory bowel disease; MASH: Metabolic dysfunction-associated steatohepatitis; IPF:Idiopathic pulmonary fibrosis; CKD: Chronic kidney disease; SSc: Systemic sclerosis

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Disease Modifying Anti-fibrotic Therapy has the Potential to Address Major Unmet Need in Fibrostenotic Crohn's Disease

> ***"The ultimate goal remains the development of selective anti-fibrotic therapies for patients with fibrostenosing Crohn's disease"*** - STAR Consortium, July 2024

High unmet need with clear disease biology **- fibrosis is distinct from inflammation**



Anti-inflammatories
Fibrosis
Disease level
Inflammation
Disease course (years)

Of the ~1.7m[1] patients with Crohn's disease ~50% have stricturing or penetrating disease[2]

Standard of care **anti-inflammatories fail to prevent fibrosis progression**



Fibrotic lesion
Stricture formation
Luminal epithelial cells
Smooth muscle cells
Intestinal tract

Additional >$80K[3] annually per patient for additional hospitalizations and treatment vs CD

No current approved therapies for underlying fibrosis; only current treatment options are debilitating surgical intervention



Health economic burden creates strong pricing power

(1) Clarivate, Crohn's disease landscape & forecast (2) Chan et al, 2018 (3) Fan et al JMCP, 2023

Skye I Redx I Definitive Transaction I August 2026

FSCD: Fibrostenotic Crohn's Disease; CD: Crohn's Disease

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RXC008: Phase 2 Ready with Open IND and FDA Fast Track Designation Granted Skye I Redx I Definitive Transaction I August 2026 11 Preclinical – Observed full reversal of fibrosis • Pan-ROCK inhibitors show efficacy, including full reversal of fibrosis in in vivo models Phase 1 – Favourable safety/tissue exposure data • Study in healthy participants (SAD/MAD) • Confirmation of good tissue exposure and negligible plasma concentrations • Data presented at ECCO 2025 and DDW 2025 RXC008 • Favourable safety profile • GI restriction • GI tissue exposure • Preclinical efficacy • Target engagement Phase 2 – Initiation planned in 2026 • Study in fibrostenotic Crohn’s disease patients • Once daily, oral administration in combination with anti-inflammatory treatment • IND open ready to commence Phase 2 study • FDA Fast Track Designation granted Key Program Objectives Demonstrated ECCO: European Crohn’s and Colitis Organisation; DDW: Digestive Disease Week

ROCK Pathway is Clinically Validated and Sits Nodally Downstream of Multiple Pro-Fibrotic Pathways Skye I Redx I Definitive Transaction I August 2026 12 Targeting ROCK has a pleiotropic effect as it sits downstream of multiple other key profibrotic signaling pathways including TGF-ß ROCK pathway activity increased in biopsies from FSCD patients3 Significant expression of both ROCK1 and ROCK2 in FSCD4 Maximum therapeutic utility of ROCK pathway inhibition has yet to be realised as systemic pan-ROCK inhibition results in hypotension5 Targeting the ROCK pathway has been clinically validated with approved therapies demonstrating supportive clinical evidence for its potential in treating fibrosis ROCK sits at a nodal point in fibrotic signaling pathways1,2 (1) Julian and Olson, 2014. (2) Knipe et al., 2015. (3) Holvoet T, et al.. 2017 (4) Redx generated (5) Noma et al 2006 RXC008

GI-Restricted Mechanism of RXC008 Removes the Limitations of Systemic pan-ROCK Inhibition

RXC008

RXC008 designed to be GI-restricted via three mechanisms



Dose
Absorption
Portal vein
Liver
Paraoxonase metabolism in plasma
Low permeability/ efflux
Bioavailability
Limited systemic exposure
Gut wall
Biologically inactive metabolites
To Faeces

1. Restricted to the gut via low permeability / high efflux
2. Rapidly metabolised by paraoxonase enzymes in plasma should any absorption into bloodstream occur
3. Rapidly cleared by the liver

RXC008 is GI restricted in mouse disease model



Mouse Adoptive T Cell Transfer Crohn's Model
Plasma Exposure
Tissue Exposure (Colon)
Concentration (ng/mL)
Concentration (ng/g)
100000
10000
1000
100
10
1
0.1
ROCK IC_{50}
3 mg/kg RXC008
30 mg/kg RXC008
100 mg/kg RXC008

GI restriction (high GI tissue concentration/ low systemic exposure) seen across species up to 1000mg/kg/day

Skye I Redx I Definitive Transaction I August 2026
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RXC008 Has a Robust Preclinical Package That Shows Promising Anti-fibrotic Effects in Multiple Translatable Models

Redx

RXC008

Full reversal of fibrosis to baseline levels observed



Dosing Starts
Fibrosis score
15
10
5
0
##
##
##
p=0.08
**
Baseline
6 weeks
9 weeks
12 weeks
No DSS Control
DSS / Vehicle
DSS / 3 mg/kg REDX8087
DSS / 10 mg/kg REDX8087

Therapeutic dosing of a pan-ROCK inhibitor in 12-week DSS model

Efficacy demonstrated through all layers of the gut wall



Muscularis Propria Thickness
Average Thickness (μM)
120
100
80
60
*
**
Control
ADPT / Vehicle
ADPT / 10 mg/kg RXC008 QD



Disease Model

RXC008
10 mg /kg

Digital Pathology demonstrates RXC008 entry and **efficacy in deep muscle region**

Combination efficacy with SoC anti-inflammatory



Fibrosis score
30
20
10
0
****
ns
**
*
*
Untreated
Vehicle
Anti-TNFα
3 mg/kg
10 mg/kg
30 mg/kg
+ anti-TNFα

Anti-TNF α monotherapy has no effect on fibrosis score

RXC008 is effective in combination with anti-TNFα

Target engagement demonstrated

pMYPT1 IHC Lamina Propria

Disease Model | **RXC008**



RXC008 inhibits the proximal target engagement marker pMYPT1

Source: Data generated by University of Ghent on behalf of Redx. Data generated by Redx, REDX8087 is similar to RXC008 1-way Anova with Dunnet's multiple comparison, # T-cells/vehicle v untreated controls, * RXC008 10mg/kg QD or anti-p40 v T-cells/vehicle.

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Phase 1 Complete - Data Reported at ECCO and DDW 2025

Redx

RXC008

RXC008 was generally well tolerated with a favourable safety profile[1]

- Favourable safety profile with no SAEs reported
- No clinically relevant breakthrough observed
- No hypotension observed
- Tissue exposure confirmed
- Minimal treatment emergent adverse events reported (TEAEs)
  - All TEAEs mild or moderate
  - Single treatment related TEAE in a single subject (dosed at 30mg QD RXC008) (loss of appetite – resolved on treatment)

RXC008 Phase 1 dose escalation in healthy participants, N = 59

Part A: Single Ascending Dose (SAD) 6 cohorts n=6

Part B: Multiple Ascending Dose (MAD) - 14 days, n=23



10 mg
30mg
100mg
300mg
600mg
1000mg
multi-dosing exposure
30mg
100mg
300mg

- Once daily oral dosing
- Safety and tolerability assessed incl. blood pressure monitoring and telemetry
- Exposure assessed (plasma, faeces) and in MAD cohorts in tissue via ileocolonoscopy on Day 14

(1) Data presented at ECCO 2025; Rieder et al, RXC008, a potential first-in-class gastrointestinal restricted pan-ROCK inhibitor developed for treatment of intestinal fibrosis shows GI restriction and tolerability: Results from the phase 1 program in healthy participants.

GI: Gastrointestinal; MAD: Multiple ascending dose; QD: Once daily; SAD: Single ascending dose; TEAE: Treatment emergent adverse events

Skye I Redx I Definitive Transaction I August 2026 15

Skye I Redx I Definitive Transaction I August 2026 16 RXC008 Tissue Exposure Achieved Clinically at Predicted Efficacious Concentrations with Virtually No Systemic Exposure Mouse efficacious tissue range Healthy Volunteer GI Tissue Concentration (2-6 hours post-dose) Phase 1 healthy volunteer data consistent with murine adoptive T cell transfer Crohn’s model All doses tested result in mean GI tissue concentrations within predicted efficacious range As presented at DDW 2025 Healthy Volunteer Plasma Concentration (Day 11) 0 4 8 12 16 20 24 0.01 0.1 1 10 100 1000 10000 100000 C o n c e n tr a ti o n ( n g /m l) Time (h) 750-fold Margin to ROCK Cellular IC50

Skye I Redx I Definitive Transaction I August 2026 17 RXC008 Phase 2 Preparations Underway with Enrollment Expected to Commence in Q4 2026 2027 2028 20292026 RXC008 Phase 2 Study First Patient First Dose Preliminary PK/PD analysis: (first 45 patients) IND Open FDA FTD Topline Data Full Data Set Phase 2 Preparations: • Phase 1 healthy volunteer SAD/MAD study completed • Collaboration with the STAR Consortium and FDA to define Phase 2 regulatory endpoints • CRO selected and site identification and set-up initiated • Initial drug substance and drug product manufactures are complete with further manufactures in progress and on track to complete the study • IND open with Fast Track Designation • On-track for first patient, first dose in Q4 2026 with Topline data expected H2 2028 Study Set Up

Differentiated pipeline focused on novel anti-fibrotic assets Lead program RXC008 is a potential first-in-class pan- ROCK inhibitor targeting a large indication with no currently approved therapies Skye I Redx I Definitive Transaction I August 2026 18 Substantial commercial potential with limited competition Closing Summary RXC008 ROCK: Rho-associated coiled-coil protein kinase Experienced management team with strong track record of successful drug discovery and development Fibrx Therapeutics will be Nasdaq listed Funded into 2029 through key value inflection points including RXC008 Phase 2 Topline data in FSCD in H2 2028

Transaction Timetable and Next Steps

skye + Redx → COMBINE → NEW COMPANY Fibrx

Transaction unanimously approved by both boards of directors and is expected to close in Q4 2026

- Subject to customary closing conditions as well as:
  - Shareholder approval of both Skye and Redx
  - Sanction of the scheme of arrangement of Redx by the High Court of Justice of England and Wales
  - Approval of the shares for listing on Nasdaq

- PIPE financing expected to close concurrent with the transaction

- Skye intends to file a proxy statement with the SEC
  - We encourage all shareholders to read it when it becomes available

© 2026 Skye Bioscience, Inc.

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